SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2019

HOMETOWN INTERNATIONAL, INC.

(Exact name of Company as specified in its charter)

Delaware	333-207488	46-5705488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 E. Grant Street

Woodstown, NJ, 08098

(Address of principal executive offices) (Zip Code)

(856) 759-9034

(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2019, Hometown International, Inc., a Nevada corporation (the “Company”) received a loan of $175,000 from Peter Coker, Jr. (the “Loan”). To evidence the Loan, the Company issued to Mr. Coker a Promissory Note in the principal amount of $175,000 (the “Promissory Note”). The principal amount of the Promissory Note, plus accrued and unpaid interest at 8% per annum, is due and payable on June 30, 2020. The Company may prepay any amounts due under the Promissory Note without penalty or premium. The proceeds from the Loan will be used to repay certain debts and other obligations of the Company and for working capital and general corporate purposes.

The foregoing summary of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, a copy of which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 8.01	Other Events.

On December 31, 2019, each of Paul F. Morina and Christine T. Lindenmuth, the principal officers and directors and majority shareholders of the Company, entered into separate Stock Purchase Agreements with Mr. Coker, which provided for the sale by each of them of 1,000,000 shares of common stock of the Company (the “Purchased Shares”) to Mr. Coker. The consideration paid for the Purchased Shares, which represents approximately 38% of the issued and outstanding share capital of the Company, was an aggregate of $3,000. The source of the cash consideration for the Purchased Shares was personal funds of Mr. Coker.

The foregoing summaries of the Stock Purchase Agreements do not purport to be complete and are qualified in its entirety by reference to the Stock Purchase Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit

4.1	Promissory Note, dated December 31, 2019, in the original principal amount of $175,000
10.1	Stock Purchase Agreement, dated December 31, 2019, by and between Paul F. Morina and Peter Coker, Jr.
10.2	Stock Purchase Agreement, dated December31, 2019, by and between Christine T. Lindenmuth and Peter Coker, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETOWN INTERNATIONAL, INC.

Date: January 6, 2020	By:	/s/ Paul F. Morina
Paul F. Morina Chief Executive Officer and Chief Financial Officer

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